EXHIBIT 99.1

[GOLDMAN                     FREMONT POOL JAN 23 BID
 SACHS                      PORTFOLIO SUMMARY REPORT
 LOGO]                  PREPARED BY GOLDMAN, SACHS & CO.

PG   POOL CLASSIFICATION      LOANS      SCHED BALANCE CURR WA  AM WAM 2/3 WAM 1ST CAP PER CAP
----------------------------------------------------------------------------------------------
0001 ARM                      1,908    $354,238,651.62   7.884  359.54  358.61   3.000   1.500
0002 FIX                        477    $113,773,911.85   6.939  350.34  348.15   0.000   0.000
----------------------------------------------------------------------------------------------
*** TOTALS ***                2,385    $468,012,563.47
----------------------------------------------------------------------------------------------

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN   PROJECT:              FREMONT POOL JAN 23 BID
 SACHS     ARM                   ARM
 LOGO]

LOANS    SCHED BALANCE  CURR WA  ORIG WA  AM WAM  2/3 WAM  1ST CAP  PER CAP  LIFE CA  MINRATE  MAXRATE  2/3 MT  MARGIN  OLTV    FICO
-----  ---------------  -------  -------  ------  -------  -------  -------  -------  -------  -------  ------  ------ ----- -------
1,908  $354,238,651.62    7.884   360.00  359.54   358.61    3.000    1.500    7.000    7.884   14.884   22.72   6.988 80.75 602.942

CURRENT RATE               PRINCIPAL BALANCE           ORIG TERM                   2/3 TERM                  AM WAM
------------------------   -------------------------   -------------------------   -----------------------   -----------------------
 5.50- 5.99%        1.60    $25,001 - $50,000   0.13   301 - 360 MTHS     100.00   301 - 360 MTHS   100.00   MISSING            0.05
 6.00- 6.49%        5.44    $50,001 - $75,000   3.07                                                         7 - 12 MTHS        0.01
 6.50- 6.99%       17.22    $75,001 - $100,00   5.30                                                         181 - 240 MTHS     0.08
 7.00- 7.49%       11.87    $100,001 - $125,0   7.24                                                         301 - 360 MTHS    99.86
 7.50- 7.99%       23.30    $125,001 - $150,0   8.72
 8.00- 8.49%       13.26    $150,001 - $175,0   8.62
 8.50- 8.99%       14.71    $175,001 - $200,0  10.22
 9.00- 9.49%        5.77    $200,001 - $225,0   8.69
 9.50- 9.99%        3.73    $225,001 - $250,0   8.26
10.00-10.49%        0.72    $250,001 - $275,0   6.27
10.50-10.99%        1.24    $275,001 - $350,0  15.49
11.00-11.49%        0.45    $350,001 - $450,0  10.79
11.50-11.99%        0.43    $450,001 - $550,0   5.36
12.00-12.49%        0.23    $550,001 - $650,0   1.66
12.50-12.99%        0.02    $650,001 - $750,0   0.18
13.00-13.49%        0.02

GEOGRAPHY             CITY             ZIP              PROPERTY TYPE         OCCUPANCY          PURPOSE          ORIG LTV
------------------    ---------------  ---------------  --------------------  -----------------  ---------------  ------------------
CALIFORNIA   45.35    LOS ANGE   2.17  94513      0.70  SINGLE FAMILY  84.57  OWNER OCCU  91.44  CASHOUT   56.17   MISSING      0.13
FLORIDA      10.29    CHICAGO    1.65  92881      0.68  2-4 FAMILY      8.61  NON-OWNER    7.25  PURCHASE  40.00   0.01-70.00  12.20
NEW YORK      5.96    SAN JOSE   1.56  95127      0.46  CONDO           6.41  2ND HOME     1.31  REFINANC   3.83   70.01-75.0   8.47
ILLINOIS      4.69    MIAMI      1.51  92656      0.46  MANUFACTURED    0.41                                       75.01-80.0  40.69
NEW JERSEY    4.13    CORONA     1.40  94591      0.44                                                             80.01-85.0  10.35
COLORADO      3.25    SACRAMEN   0.96  94509      0.40                                                             85.01-90.0  23.38
CONNECTICUT   2.49    LAS VEGA   0.93  95630      0.35                                                             90.01-95.0   1.78
ARIZONA       2.17    SAN DIEG   0.90  94531      0.35                                                             95.01-100.   3.00
MARYLAND      1.94    LONG BEA   0.86  91730      0.34
MASSACHUSET   1.90    BRENTWOO   0.82  93955      0.34
*MORE*       17.84    *MORE*    87.25  *MORE*    95.48

FICO                   DOC                    LIEN
--------------------   --------------------   ----------
MISSING         0.15   FULL           59.95   1ST 100.00
500-519         6.05   STATED         32.67
520-539         8.11   EASY            7.38
540-559         8.31
560-579        13.25
580-619        26.14
620-649        18.99
650-699        14.31
700-749         3.14
750-799         1.41
*MORE*          0.14

AMORT              MARGINS             PER RATE CAP    LIFE ADJ CAP    MINRATE                MAXRATE                2/3 MTR
----------------   -----------------   -------------   -------------   --------------------   --------------------   ---------------
2/28       99.04    5.50- 5.9   0.06     1.50 100.00     7.00 100.00    MISSING        0.05   10.01-13.00%    1.86   MISSING    0.20
3/27        0.96    6.00- 6.4   0.11                                    5.01-6.00%     1.86   13.01-14.00%   22.99    14-24    98.84
                    6.50- 6.9  99.84                                    6.01-7.00%    22.99   14.01-15.00%   35.51    25-36     0.96
                                                                        7.01-8.00%    35.43   15.01-16.00%   27.36
                                                                        8.01-9.00%    27.38   16.01-17.00%    9.21
                                                                        9.01-10.00%    9.21   17.01-18.00%    1.94
                                                                       10.01-11.00%    1.94   18.01-19.00%    0.86
                                                                       11.01-12.00%    0.86   19.01-20.00%    0.24
                                                                       12.01-13.50%    0.26   20.01%+         0.02


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN   PROJECT:              FREMONT POOL JAN 23 BID
 SACHS     ARM                   FIX
 LOGO]

LOANS    SCHED BALANCE  CURR WA  ORIG WA  AM WAM  2/3 WAM  1ST CAP  PER CAP  LIFE CA  MINRATE  MAXRATE  2/3 MT  MARGIN  OLTV    FICO
-----  ---------------  -------  -------  ------  -------  -------  -------  -------  -------  -------  ------  ------ ----- -------
  477  $113,773,911.85    6.939   350.26  350.34   348.15    0.000    0.000    0.024    0.011    6.937   21.00   0.018 78.34 652.390

CURRENT RATE               PRINCIPAL BALANCE           ORIG TERM                   2/3 TERM                  AM WAM
------------------------   -------------------------   -------------------------   -----------------------   -----------------------
 5.50- 5.99%        6.01    $25,001 - $50,000   0.09   121 - 180 MTHS       4.86   121 - 180 MTHS     4.86   121 - 180 MTHS     4.25
 6.00- 6.49%       16.61    $50,001 - $75,000   1.54   181 - 240 MTHS       0.75   181 - 240 MTHS     0.75   181 - 240 MTHS     0.75
 6.50- 6.99%       51.44    $75,001 - $100,00   2.73   241 - 300 MTHS       0.16   241 - 300 MTHS     0.16   241 - 300 MTHS     0.16
 7.00- 7.49%        8.70    $100,001 - $125,0   3.58   301 - 360 MTHS      94.23   301 - 360 MTHS    94.23   301 - 360 MTHS    94.84
 7.50- 7.99%        5.79    $125,001 - $150,0   4.21
 8.00- 8.49%        3.19    $150,001 - $175,0   5.13
 8.50- 8.99%        5.19    $175,001 - $200,0   8.37
 9.00- 9.49%        1.25    $200,001 - $225,0   6.16
 9.50- 9.99%        1.07    $225,001 - $250,0   9.00
10.00-10.49%        0.58    $250,001 - $275,0   6.42
10.50-10.99%        0.13    $275,001 - $350,0  18.72
11.00-11.49%        0.05    $350,001 - $450,0  15.50
                            $450,001 - $550,0   8.55
                            $550,001 - $650,0   6.31
                            $650,001 - $750,0   3.67

GEOGRAPHY            CITY              ZIP             PROPERTY TYPE          OCCUPANCY          PURPOSE          ORIG LTV
------------------   ---------------   -------------   --------------------   -----------------  ---------------  ------------------
CALIFORNIA   65.23   LOS ANGE   3.63   90068    1.18   SINGLE FAMILY  89.47   OWNER OCCU  93.48  CASHOUT   80.63   0.01-70.00  19.21
NEW YORK      8.80   SAN JOSE   2.32   92677    1.02   2-4 FAMILY      7.29   NON-OWNER    5.65  PURCHASE  13.53   70.01-75.0  10.26
FLORIDA       6.06   ANAHEIM    1.63   92557    0.87   CONDO           2.89   2ND HOME     0.88  REFINANC   5.84   75.01-80.0  30.47
COLORADO      2.94   LONG BEA   1.49   10541    0.77   MANUFACTURED    0.34                                        80.01-85.0  13.34
MASSACHUSET   1.76   SANTA AN   1.22   92649    0.76                                                               85.01-90.0  22.63
ILLINOIS      1.68   RIVERSID   1.20   92782    0.75                                                               90.01-95.0   2.53
NEW JERSEY    1.47   HUNTINGT   1.17   91326    0.74                                                               95.01-100.   1.55
MARYLAND      1.46   CORONA     1.13   92688    0.74
WASHINGTON    1.28   MORENO V   1.12   95006    0.74
ARIZONA       1.06   TUSTIN     1.07   94509    0.72
*MORE*        8.25   *MORE*    84.03   *MORE*  91.71

FICO                   DOC                    LIEN
--------------------   --------------------   ----------
500-519         0.50   FULL           71.91   1ST 100.00
520-539         0.98   STATED         19.09
540-559         1.60   EASY            9.00
560-579         2.60
580-619        17.87
620-649        28.90
650-699        30.46
700-749        12.22
750-799         4.86

AMORT              MARGINS             PER RATE CAP    LIFE ADJ CAP    MINRATE                MAXRATE                2/3 MTR
----------------   -----------------   -------------   -------------   --------------------   --------------------   ---------------
FIXED     100.00    0 %        99.74     0.00 100.00     0.00  99.65    <=1.00%       99.84    MISSING        0.32   MISSING   99.84
                    6.50- 6.9   0.26                     6.75   0.35    6.01-7.00%     0.16    5.01-6.00%     7.60    14-24     0.16
                                                                                               6.01-7.00%    68.44
                                                                                               7.01-8.00%    12.24
                                                                                               8.01-10.00%   10.71
                                                                                              10.01-13.00%    0.70

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN                     FREMONT POOL JAN 23 BID
 SACHS                      PORTFOLIO SUMMARY REPORT
 LOGO]                  PREPARED BY GOLDMAN, SACHS & CO.

PG   POOL CLASSIFICATION      LOANS      SCHED BALANCE CURR WA  AM WAM 2/3 WAM 1ST CAP PER CAP
----------------------------------------------------------------------------------------------
0001 ALL LOANS                2,385    $468,012,563.47   7.655  357.30  356.07   2.271   1.135
----------------------------------------------------------------------------------------------
*** TOTALS ***                2,385    $468,012,563.47
----------------------------------------------------------------------------------------------

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN   PROJECT:              FREMONT POOL JAN 23 BID
 SACHS     ALL LOANS             ALL LOANS
 LOGO]

LOANS    SCHED BALANCE  CURR WA  ORIG WA  AM WAM  2/3 WAM  1ST CAP  PER CAP  LIFE CA  MINRATE  MAXRATE  2/3 MT  MARGIN  OLTV    FICO
-----  ---------------  -------  -------  ------  -------  -------  -------  -------  -------  -------  ------  ------ ----- -------
2,385  $468,012,563.47    7.655   357.63  357.30   356.07    2.271    1.135    5.304    5.970   12.957   22.72   5.293 80.16 614.976

CURRENT RATE               PRINCIPAL BALANCE           ORIG TERM                   2/3 TERM                  AM WAM
------------------------   -------------------------   -------------------------   -----------------------   -----------------------
 5.50- 5.99%        2.67    $25,001 - $50,000   0.12   121 - 180 MTHS       1.18   121 - 180 MTHS     1.18   MISSING            0.04
 6.00- 6.49%        8.15    $50,001 - $75,000   2.70   181 - 240 MTHS       0.18   181 - 240 MTHS     0.18   7 - 12 MTHS        0.01
 6.50- 6.99%       25.54    $75,001 - $100,00   4.67   241 - 300 MTHS       0.04   241 - 300 MTHS     0.04   121 - 180 MTHS     1.03
 7.00- 7.49%       11.10    $100,001 - $125,0   6.35   301 - 360 MTHS      98.60   301 - 360 MTHS    98.60   181 - 240 MTHS     0.25
 7.50- 7.99%       19.04    $125,001 - $150,0   7.63                                                         241 - 300 MTHS     0.04
 8.00- 8.49%       10.81    $150,001 - $175,0   7.77                                                         301 - 360 MTHS    98.64
 8.50- 8.99%       12.40    $175,001 - $200,0   9.77
 9.00- 9.49%        4.67    $200,001 - $225,0   8.08
 9.50- 9.99%        3.08    $225,001 - $250,0   8.44
10.00-10.49%        0.68    $250,001 - $275,0   6.31
10.50-10.99%        0.97    $275,001 - $350,0  16.27
11.00-11.49%        0.35    $350,001 - $450,0  11.93
11.50-11.99%        0.32    $450,001 - $550,0   6.14
12.00-12.49%        0.17    $550,001 - $650,0   2.79
12.50-12.99%        0.01    $650,001 - $750,0   1.03
13.00-13.49%        0.01

GEOGRAPHY            CITY              ZIP             PROPERTY TYPE          OCCUPANCY          PURPOSE          ORIG LTV
------------------   ---------------   -------------   --------------------   -----------------  ---------------  ------------------
CALIFORNIA   50.18   LOS ANGE   2.52   92881    0.64   SINGLE FAMILY  85.76   OWNER OCCU  91.93  CASHOUT   62.12   MISSING      0.10
FLORIDA       9.26   SAN JOSE   1.74   94513    0.58   2-4 FAMILY      8.29   NON-OWNER    6.86  PURCHASE  33.56   0.01-70.00  13.90
NEW YORK      6.65   CHICAGO    1.44   92677    0.49   CONDO           5.56   2ND HOME     1.21  REFINANC   4.32   70.01-75.0   8.91
ILLINOIS      3.96   CORONA     1.33   94509    0.48   MANUFACTURED    0.39                                        75.01-80.0  38.20
NEW JERSEY    3.49   MIAMI      1.23   94591    0.41                                                               80.01-85.0  11.08
COLORADO      3.17   LONG BEA   1.01   95127    0.41                                                               85.01-90.0  23.20
CONNECTICUT   2.12   SAN DIEG   0.92   92656    0.41                                                               90.01-95.0   1.97
ARIZONA       1.90   LAS VEGA   0.81   92557    0.40                                                               95.01-100.   2.65
MASSACHUSET   1.87   ANTIOCH    0.79   92508    0.32
MARYLAND      1.83   RIVERSID   0.79   92688    0.32
*MORE*       15.59   *MORE*    87.40   *MORE*  95.55

FICO                   DOC                    LIEN
--------------------   --------------------   ----------
MISSING         0.11   FULL           62.85   1ST 100.00
500-519         4.70   STATED         29.37
520-539         6.38   EASY            7.78
540-559         6.68
560-579        10.66
580-619        24.13
620-649        21.40
650-699        18.24
700-749         5.35
750-799         2.25
*MORE*          0.10

AMORT              MARGINS             PER RATE CAP    LIFE ADJ CAP    MINRATE                MAXRATE                2/3 MTR
----------------   -----------------   -------------   -------------   --------------------   --------------------   ---------------
2/28       74.97    0 %        24.25     0.00  24.31     0.00  24.22    MISSING        0.04    MISSING        0.08   MISSING   24.42
FIXED      24.31    5.50- 5.9   0.04     1.50  75.69     6.75   0.09    <=1.00%       24.27    5.01-6.00%     1.85    14-24    74.85
3/27        0.72    6.00- 6.4   0.08                     7.00  75.69    5.01-6.00%     1.41    6.01-7.00%    16.64    25-36     0.72
                    6.50- 6.9  75.63                                    6.01-7.00%    17.44    7.01-8.00%     2.98
                                                                        7.01-8.00%    26.82    8.01-10.00%    2.60
                                                                        8.01-9.00%    20.73   10.01-13.00%    1.58
                                                                        9.01-10.00%    6.97   13.01-14.00%   17.40
                                                                       10.01-11.00%    1.47   14.01-15.00%   26.88
                                                                       11.01-12.00%    0.65   15.01-16.00%   20.71
                                                                       12.01-13.50%    0.20   16.01-17.00%    6.97
                                                                                              *MORE*          2.32

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